Net Income per Share	12 Months Ended
Dec. 31, 2013
Net Income per Share

3. Net Income per Share

The following table sets forth the computation of basic and diluted net income per share attributable to ordinary shareholders:

	Years Ended December 31,
	2011	2012	2013
Net income attributable to ordinary shareholders—basic and diluted	$23,969,950	$22,826,454	$51,435,171

Weighted average number of ordinary shares outstanding—basic	27,894,953	27,751,335	27,480,150
Plus: share options	607,791	249,756	229,339
Plus: non-vested restricted shares	18,528	72,640	298,897

Weighted average number of ordinary shares outstanding—diluted	28,521,272	28,073,731	28,008,386

Basic net income per share	$0.86	$0.82	$1.87
Diluted net income per share	$0.84	$0.81	$1.84

Diluted net income per share does not include the following instruments as their inclusion would be antidilutive:

	Years Ended December 31,
	2011	2012	2013
Share options	626,319	121,784	20,000
Restricted shares	—	448,648	2,994

Total	626,319	570,432	22,994